SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2001


                                MOTHERS WORK, INC.
                (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-21196              13-3045573
 (State or Other Jurisdiction        (Commission         (I.R.S. Employer
      of Incorporation or               file              Identification
         Organization)                 number)                Number)


456 North Fifth Street, Philadelphia, Pennsylvania                 19123
(Address of Principal Executive Offices)                        (Zip Code)


                                 (215) 873-2200
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        ------------

     On October 24, 2001, Mothers Work, Inc., a Delaware corporation (the "Company"), amended its Amended and Restated Rights Agreement, dated as of March 17, 1997, as amended, between the Company and StockTrans, Inc. The terms of such amendment are set forth in attached Amendment No. 2 to the Amended and Restated Rights Agreement, dated October 24, 2001, between the Company and StockTrans, Inc. which amends the definition of "Exempt Person" to include in such definition Centre Capital Investors III, L.P., Centre Capital Individual Investors III, L.P., Centre Capital Offshore Investors III, L.P., Centre Capital Tax-Exempt Investors III, L.P., Centre Partners Coinvestment III, L.P. and Centre Partners Management, LLC, to the extent provided in such amendment. Amendment No. 2 was entered into pursuant to the terms of the previously announced Agreement and Plan of Merger, dated October 15, 2001, among the Company, eSpecialty Brands, LLC, a Delaware limited liability company, iMaternity Acquisition Corp., a Delaware corporation, Maternity Holding Corporation, a Delaware corporation, James R. Kirsch, William S. Kirsch, Daniel
S. Kirsch, as Trustee of the Daniel S. Kirsch Trust dated October 8, 1986, Centre Capital Investors III, L.P., Centre Capital Individual Investors III, L.P., Centre Capital Offshore Investors III, L.P., Centre Capital Tax-Exempt Investors III, L.P. and Centre Partners Coinvestment III, L.P.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     (c)  Exhibits

     *Exhibit 4.4 Amended and Restated Rights Agreement, dated March 17,
                  1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit
                  4.2 to the Company's Current Report on Form 8-K dated March 17, 1997).

     *Exhibit 4.5 Amendment No. 1 to the Amended and Restated Rights
                  Agreement, dated as of June 4, 1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit 4.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
                  1997).

     Exhibit 4.8 Amendment No. 2 to the Amended and Restated Rights Agreement, dated October 24, 2001, between the Company and StockTrans, Inc.

     * incorporated by reference

                                    SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.





Date: October 25, 2001                 MOTHERS WORK, INC.
      -----------------

                                       By: /s/Dan W. Matthias
                                       -----------------------------------------
                                           Dan W. Matthias
                                           Chairman and Chief Executive Officer

                                TABLE OF EXHIBITS

     Exhibit No.         Description

     *Exhibit 4.4 Amended and Restated Rights Agreement, dated March 17,
                  1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit
                  4.2 to the Company's Current Report on Form 8-K dated March 17, 1997).

     *Exhibit 4.5 Amendment No. 1 to the Amended and Restated Rights
                  Agreement, dated as of June 4, 1997, between Mothers Work, Inc. and StockTrans, Inc. (Exhibit 4.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
                  1997).

     Exhibit 4.8 Amendment No. 2 to the Amended and Restated Rights Agreement, dated October 24, 2001, between the Company and StockTrans, Inc.

     * incorporated by reference